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                                                                      Exhibit 11



                         CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the reference to our Firm in Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, File No. 333-49347 of Millennium RHIM Funds, Inc.




                                               McGladrey & Pullen, LLP



New York, New York
June 9, 1998